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                                                                    EXHIBIT 10.8

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 26, 1999, by and between I.T. TECHNOLOGY, INC., a Delaware corporation (the "Company"), and INSTANZ NOMINEES PTY. LTD., an Australian corporation ("Instanz"), with reference to the following facts:

                              W I T N E S S E T H:

          WHEREAS, on the date hereof, Instanz purchased 3,700,000 shares of Common Stock of the Company (the "Shares"), 2,500,000 shares pursuant to the Subscription Agreement with respect to the Company's Confidential Private Placement Memorandum dated August 30, 1999 and 1,200,000 shares pursuant to [the Stock Purchase and Transfer Agreement, dated today's date, by and among Instanz and existing shareholders (the "Purchase Agreement")];

          WHEREAS, the Company has agreed with Instanz to grant certain registration rights to Instanz with respect to a portion of the Shares.

          NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements contained herein, the parties hereto agree as follows:

          1.   Securities Subject to this Agreement.

               (a) Registrable Securities: The term "Registrable Securities" means an amount of Shares (and any other securities resulting from any stock split or reverse split, stock dividend, reclassification of the capital stock of the Company, consolidation or reorganization of the Company, and any shares or other securities of the Company or of any successor company which may be received by Instanz or its successors or assigns by virtue of its or their ownership of Registrable Securities or by virtue of the terms of any reorganization agreement) which when multiplied by their sales price (net of the underwriter's discount if any) is in the equal to the remainder of $2,500,000 less the proceeds from any prior sale of such shares by Instanz or any affiliate thereof (the "Unrecouped Investment"); provided, however, that such securities shall be treated as Registrable Securities only if and so long as they have not been (i) previously sold or disposed of pursuant to a registration statement covering such Registrable Securities which has been declared effective pursuant to the Securities Act of 1933, as amended (the "Act"), or (ii) sold or disposed of to the public pursuant to Rule 144 (or any similar provision then in force) promulgated under the Act; or (ii) sold or disposed of to the public pursuant to Rule 144 (or any similar provision then in force) promulgated under the Act; or (iii) sold or disposed of to any entity other than a wholly-owned subsidiary of Instanz.



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                (b) Holders of Registrable Securities. A person is deemed to be a holder of Registrable Securities whenever such person (i) is the record holder of Registrable Securities or (ii) is any other person permitted under Section 1(a) which the record holder has advised the Company has become the holder of such securities.

          2. Demand Registration.

                (a)     Right to Demand.

                        (i) Subject to the terms and conditions contained herein, and except as otherwise provided in Section 4(a), Instanz may make one written request (the "Demand Request") to the Company to effect a registration or qualification to permit the public transfer of all or part of the Registrable Securities; provided, in no event shall the number of Registrable Securities included in such request be fewer than the greater of (i) 50% of the Registrable Securities outstanding at the time of the Demand Request or (ii) 250,000 shares (a "Demand Registration").

                        (ii) The Demand Request shall specify the aggregate amount or number of the Registrable Securities to be registered and shall also specify the intended methods of disposition thereof.

                        (iii) Notwithstanding the foregoing, the Company shall not be obligated to effect a Demand Registration if Jeffer, Mangels, Butler & Marmaro LLP, the Company's outside legal counsel or other any firm or counsel representing the Company (reasonably acceptable to Instanz), render an opinion in writing to the Company and Instanz stating Instanz may sell or transfer the Registrable Securities for which registration is requested to the public without registration under the Act in a single transaction in which such shares, after sale, shall be freely tradeable and non-restricted.

                        (iv) The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

                        (v) Instanz shall not be deemed to have exhausted its Demand Request if such request does not result in an effective Demand Registration.

                (b) Demand Period. The registration rights granted by the Company under this section shall be exercisable only during the period in which there remains at least 250,000 Shares (or such amount of Registrable Securities which such Shares have been converted into) which are Registrable Securities eligible for sale pursuant hereto, commencing upon the later to occur of both:
(i) 180 days after the date the registration statement filed by the Company in connection with its initial public offering ("IPO") has been declared effective (the "Effective Date") and (ii) 90 days after the termination of the IPO and terminating on the first to occur of either of the following events: (x) three years from the Effective Date or (y) the date upon which Instanz may sell to the public any remaining Registrable Securities without volume or nature of sale restrictions under Rule 144 promulgated under the Securities Act.

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          (c)  Priority on Demand Underwritten Registrations. If the managing underwriter or underwriters of a Demand Registration shall advise the Company and Instanz in writing that in its or their opinion the number of securities proposed to be sold in such Demand Registration exceeds the number of securities which can be sold in such offering without an Adverse Distribution Effect (as defined below), the Company shall include in such registration only the number of securities which, in the opinion of such underwriter or underwriters can be sold without any such Adverse Distribution Effect, selected first from Instanz and then to the extent that additional shares may be included in the registration statement from such other parties as have requested registration, allocated between such other parties in such manner as the Company shall deem appropriate. "Adverse Distribution Effect" in respect of a sale of securities means an adverse effect on the timing or manner of such sale or the price expected to be realized therefrom.

          (d) Selection of Underwriters and Counsel. If any Demand Registration is an underwritten offering, Instanz shall be entitled to select the investment banker or bankers and manager or managers to administer the offering and to act as underwriters and one counsel to Instanz in such offering; provided that such investment bankers and managers are of nationally recognized standing (in the United States) and reasonably satisfactory to the Company.

     3.   Piggyback Registration.

          (a) Notice of Registration. In the event that, at any time or from time to time after the IPO, the Company proposes to file a registration statement to register under the Act, other than pursuant to Section 2 above, the sale or other transfer of any class of securities of which the Registrable Securities are a part or into which the Registrable Securities are convertible (the "Registration Securities") by the Company (the "Company Registration Securities") or by any present or future holder of Registration Securities (the "Holder Registration Securities") the Company shall mail or deliver to Instanz, at least twenty (20) days prior to the filing with the Commission of the Registration Statement covering such Registration Securities (the "Piggyback Registration Statement") a written notice (a "Registration Notice") of its intention to so register such offering of Registration Securities and the manner in which such Registration Securities are proposed to be sold.

          (b) Supplemental Notice. In the event that a Registration Notice shall have been delivered, Instanz may elect to include all or a portion of the Registrable Securities in the offering covered by the Piggyback Registration Statement by delivering notice to the Company (a "Supplemental Notice") on or before the fifteenth day after delivery of the Registration Notice (i) specifying the number of shares of Registrable Securities (collectively, the "Supplemental Registration Securities") proposed to be sold or otherwise transferred by Instanz, and (ii) describing the proposed manner of sale or other transfer thereof (which if the Registration Notice indicates that the registration statement referred to in such Registration Notice covers Registration Securities to be sold to the public for cash on a firm commitment basis by underwriter(s) shall be to such underwriter(s) on terms no less favorable to Instanz than those on which the Company or the holders of Registration Securities shall sell Registration Securities).

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          (c)  Registration Supplemental Registration Securities. Subject to the
provisions of Section 3(d) hereof, from and after receipt of a Supplemental Notice, the Company shall, subject to the sale or other transfer of some or all of the Supplemental Registration Securities prior to the effectiveness of the Piggyback Registration Statement, use its best commercially reasonable efforts to cause the Supplemental Registration Securities to be registered under the Act pursuant to the Piggyback Registration Statement and to effect and to comply with all such qualifications, compliances and requirements as may be necessary to permit the sale or other transfer of the Supplemental Registration Securities in the manner described in the Supplemental Notice, including, without limitation, qualifications under the applicable blue sky or other state securities laws subject to the limitations set forth in Sections 5(a)(iv)(A)-(D)).

     Notwithstanding the foregoing, the Company shall have the option, in lieu of registering the Supplemental Registration Securities in an underwritten offering, to purchase the Supplemental Registration Securities from Instanz at a price per share (the "Public Offering Price") equal to the price per share at which the Registration Securities are sold in the public offering to which the Supplemental Notice relates (the "Piggyback Offering"). The closing of the purchase of the Supplemental Registration Securities shall take place simultaneously with the closing of the Piggyback Offering. If the Piggyback Offering is not an underwritten offering, the Company shall not have the right to purchase the Supplemental Registration Securities.

     If the Company decides to exercise this options it shall deposit with an escrow agent (the "Escrow Agent"), reasonably acceptable to Instanz, no later than the close of business on the twelfth Business Day (as used herein, the term "Business Day" shall mean days other than Saturday, Sunday and any other day on which banks are required or permitted to be closed in the City of Melbourne, Australia) following the date on which the Registration Notice was sent (the "Escrow Date"), in immediately available funds (the "Escrow Funds"), the average of the high and low sales prices per share of Common Stock on each of the five
(5) trading days immediately preceding the Escrow Date (the "Average Price") multiplied by the number of Supplemental Registration Securities. Upon delivery of the Escrow Funds to the Escrow Agent, the Company shall deliver to Instanz a notice (the "Purchase Notice") stating that the Company has exercised its option and stating the Average Price used to determine the deposit required. The Purchase Notice shall be accompanied by a certificate, executed by the Company and the Escrow Agent, certifying the amount of the Escrow Funds and its receipt by the Escrow Agent and a copy of the escrow agreement between the Company and the Escrow Agent. If a Purchase Notice is not received by Instanz at the time set forth above, the Company shall include the Supplemental Registration Securities in the Piggyback Offering.

     The Company shall deliver to the Escrow Agent and to Instanz, no later than two (2) Business Days prior to the closing of the Piggyback Offering, a certificate, on which the Escrow Agent and Instanz may rely, certifying the Public Offering Price. If the Public Offering Price is greater than the Average Price, the Company shall deposit with the Escrow Agent in immediately available funds as additional Escrow Funds an amount equal to the difference per share between the Public Offering Price and the Average Price multiplied by the number of Supplemental Registration Securities being purchased (the "Additional Escrow Funds").


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     The Escrow Funds shall be deposited pursuant to an escrow agreement, in form reasonably acceptable to Instanz, executed by the Company and the Escrow Agent. The Escrow Agreement shall provide that the Escrow Agent shall pay to Instanz, in immediately available funds, simultaneously with the closing of the sale of the Registration Securities in the Piggyback Offering, the Public Offering Price multiplied by the number of shares of Supplemental Registration Securities to be sold to the Company by Instanz. If the Public Offering Price is less than the Average Price, the Escrow Agent shall deliver to the Company, after payment is made to Instanz, the excess of the Escrow Funds (plus any income thereon) over the aggregate Public Offering Price for all of the Supplemental Registration Securities.

          (d) Piggyback Period. The registration rights granted by the Company under this section shall only be exercisable during the period in which the demand rights granted by the Company under this Agreement would have been exercisable.

          (e)  Priorities.

               (i) Underwritten Offerings by the Company. If, in the case of an underwritten public offering of securities proposed to be made by the Company, the managing underwriter shall advise the Company and Instanz that inclusion of some or all of the Supplemental Registration Securities together with Holder Registration Securities, if any, would, in such managing underwriter's reasonable opinion, have an Adverse Distribution Effect on the proposed minimum distribution of the Company Registration Securities in such public offering, then the Company shall, upon written notice to Instanz and to all other holders of securities which otherwise were to have been included in such registration, include in such registration only the number of securities, other than Company Registration Securities, which in the reasonable opinion of the managing underwriter can be sold without any such Adverse Distribution Effect. The Company shall select the securities to be registered in connection with such public offering first from Instanz up to the full amount and second, if any, from Holder Registration Securities on a pro rata basis in proportion to the number of securities sought by each of such parties to be registered.

               (ii) Underwritten Offerings by Holders. In the event that the Company shall have delivered a Supplemental Notice with respect to an underwritten offering of Holder Registration Securities, and the managing underwriter shall advise the Company, Instanz and holders of Holder Registration Securities to be included in the offering in writing that inclusion of some or all of the Supplemental Registration Securities would, in such managing underwriter's reasonable opinion, have an Adverse Distribution Effect on the proposed sale of Holder Registration Securities, then the Company shall, upon written notice to Instanz and to all other holders of securities which otherwise were to have been included in such registration, include in such registration only the number of securities which can be sold without an Adverse Distribution Effect on the proposed sale of the Holder Registration Securities, selected first from the holder of the Registration Securities who initiated the registration and then from Instanz and other holders of Registration Securities requested to be included in such registration on a pro rata basis in proportion to the number of securities sought to be registered.


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               (iii) Non-Underwritten Offerings. Instanz shall have the right to piggy-back onto registrations of non-underwritten offerings of securities of the Company without limitation as to number of securities to be sold.

          (f) Underwriters. In the case of piggyback registrations, the underwriter designated by the initiating party shall serve as the managing underwriter for the entire offering. Instanz shall be entitled to utilize any other underwriter in connection with the sale of its securities unless the managing underwriter reasonably determines that participation by such underwriter in the offering would delay or otherwise be adverse to the transaction.

          (g) Exceptions. The provisions of this Section 3 shall not apply to any registration statement relating to (i) a registration statement on Form S-8 or Form S-4, or any successor form, or (ii) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.

     4.   Holdback Agreements.

          (a) Restrictions on Public Sale by Holders of Registrable Securities. To the extent not inconsistent with applicable law, if Instanz has been notified in writing of the filing of a registration statement for an underwritten public offering of securities of the Company, for so long as the Registrable Securities constitute more than two percent (2%), on a fully diluted basis, of the class of securities of which the Registrable Securities are a part, Instanz agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the fifteen (15) days prior to, and during the 90-day period beginning on, the effective date of such registration statement, except as otherwise permitted by this Agreement or for a sale pursuant to such registration, if permitted with respect to an underwritten public offering, or from the date the Company delivers a Registration Notice to Instanz, until the earlier of (i) 90 days following the effective date of the registration statement to which such demand request or Registration Notice, as the case may be, relates or (ii) the termination or abandonment of such registration statement.

          (b) Restrictions on Public Sale by the Company. To the extent not inconsistent with applicable law, (i) if Instanz is participating in a Piggyback Offering, the Company shall not effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the fifteen (15) days prior to, and during the 90-day period beginning on, the effective date of the registration statement relating to the Piggyback Offering (except for a registration of securities (A) on Form S-4 or Form S-8, or any form substituting therefor, (B) in respect of the exercise of any option or conversion of any convertible security issued prior to the receipt by the Company of the demand request to initiate the Piggyback Offering, (C) pursuant to a registration right granted in a Prior Agreement or (D) consented to be holders of a majority of the shares subject to the Piggyback Offering (excluding shares subject to any overallotment option), and (ii) if the Company receives a Demand Request with respect to an underwritten public offering (which has not been terminated or abandoned), the Company shall not file a Registration Statement to register Company Registration Securities until the earlier of (A) 90 days following


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the effective date of the registration statement to which the Demand Request relates or the (B) termination or abandonment of such registration.

          (c) Restrictions on Public Sale by Others. The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities shall contain a provision pursuant to which holders of such securities agree (i) for so long as the securities of the Company held by such holders constitute more than two percent (2%) of such class (on a fully diluted basis), not to effect any public sale or distribution of any such securities during the fifteen (15) days prior to, and during the 90-day period beginning on, the effective date of any registration statement in respect of an underwritten public offering in which the holders of Registrable Securities are participating pursuant to Section 2 hereof or (ii) not to require the Company to file a registration statement with respect to securities of the Company from the date the Company receives a Demand Request with respect to an underwritten public offering until the earlier of (A) 90 days following the effective date of the registration statement to which such Demand Request relates or (B) the termination or abandonment of such registration (except as part of any such registration, if permitted or when prevented by applicable law from entering into such an agreement).

     5.   Registration Procedures.

          (a) Whenever Istanz has made a Demand Request, the Company shall use its best reasonable efforts to effect the registration and the sale of the Registrable Securities subject to such Demand Request (the "Covered Registrable Securities") in accordance with the intended method of disposition thereof as quickly as practicable and, in connection with any such request, the Company shall, as expeditiously as possible:

               (i) prepare and file with the Commission a registration statement relating to the registration on any appropriate form under the Act, which form shall be available for sale of the Covered Registrable Securities in accordance with the intended method of distribution thereof, and use its best reasonable efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement, the Company shall furnish to Instanz, counsel for the selling stockholders and the underwriters, if any, draft copies of all such documents proposed to be filed at least five
(5) Business Days prior thereto (or such shorter period as Instanz shall approve), which documents will be subject to the reasonable review of Instanz and underwriters, and, unless in the reasonable judgment of the Company required by law, the Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) or (for a period of not more than ten (10) Business
Days) any request for effectiveness, withdrawal or termination to which sellers holding a majority amount of the securities covered by such registration statement (a "Majority Amount") or the underwriters, if any, shall reasonably object;

               (ii) prepare and file with the Commission such amendments and post-effective amendments to the registration statements as may be necessary to keep the



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registration statement effective following the effective date for such period as may be required to meet the prospectus delivery and all other requirements under the Act, but not longer than one hundred eighty (180) days; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by sellers thereof set forth in such registration statement or supplement to the prospectus.

          (iii) furnish to Instanz and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and all post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as soon as such documents become available to the Company, and such number of conformed copies thereof and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplements thereto, and any documents incorporated by reference therein, as such seller or underwriter may request as soon as such documents become available to the Company in order to facilitate the disposition of the Covered Registrable Securities (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by Instanz and the underwriter or underwriters, if any, in connection with the offering and sale of the Covered Registrable Securities);

          (iv) on or prior to the date on which the registration statement is declared effective, use its best reasonable efforts to register or qualify the Covered Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or Instanz, if there is no underwriter, reasonably requests, keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts and things which may be reasonably necessary or advisable to consummate the disposition in such jurisdictions of the Covered Registrable Securities; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to general taxation in any such jurisdiction;
(C) consent to general service of process in any such jurisdiction; or (D) undertake compliance with substantive requirements of the blue sky laws or regulations of a jurisdiction which are unreasonably burdensome or onerous, including escrow requirements. Notwithstanding the provisions of clause (D) above, and except as set forth in clauses (A), (B) and (C) above, the Company shall use its reasonable best efforts to comply with the requirements of all states designated by the managing underwriter in an underwritten offering as necessary or desirable for completing the sale of the Covered Registrable Securities;

          (v) use its best reasonable efforts to cause the Covered Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to consummate the disposition of the Covered Registrable Securities;



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                  (vi)        (A) promptly notify the managing underwriters, if
any, or Instanz, if there is no underwriter (and if requested by any such person, confirm such advice in writing) when a prospectus relating to the sale of the Covered Registrable Securities required to be delivered under the Act and
(B) promptly notify the managing underwriters, if any, or Instanz, if there is no underwriter, of the happening of any event as a result of which the prospectus included in the registration statement relating to the sale of Covered Registrable Securities contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Covered Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading:

                  (vii) enter into customary agreements (including, in the case of an underwritten offering, an underwriting agreement in customary form with customary indemnity provisions) and make such representations and warranties to the underwriters or Instanz, if there is no underwriter, as in form and substance and scope are customarily made by issuers to underwriters in secondary underwritten offerings and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Covered Registrable Securities;

                  (viii) otherwise use its best reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, earnings statements which need not be audited, covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Act;

                  (ix) notify the managing underwriter, if any, or Instanz, if there is no underwriter, of any stop order or other suspension of effectiveness of the registration statement;

                  (x) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (xi) cooperate with the managing underwriter, if any, and counsel for the underwriters, or Instanz, if there is no underwriter, and its counsel, in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

                  (xii) if requested by the managing underwriter if any, or Instanz, if there is no underwriter, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the distribution of securities and the timing thereof as the managing underwriter or underwriters, if any, or Instanz, if there is no underwriter, reasonably requests to be included therein, including, without limitation, the number of




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Registrable Securities being sold by Instanz to the underwriter or underwriters, and purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of the Covered Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (xiii) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver a copy of such document to Instanz;

                  (xiv) cooperate with the managing underwriter or underwriters, if any, or Instanz, if there is no underwriter, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement and enable such securities to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, may reasonably request;

                  (xv) notify the managing underwriters, if any, or Instanz, if there is no underwriter, promptly (and if requested by any such person, confirm such advice in writing) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Covered Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (xvi) cause the subsidiaries of the Company, if any, to take all action necessary to effect the registration of the Covered Registrable Securities contemplated hereby, including filing any required financial information; and

                  (xvii) cause the Covered Registrable Securities to be listed on each securities exchange or quoted on the NASDAQ National Market on which similar securities issued by the Company are then listed or quoted and provide that the applicable listing or quotation requirements are satisfied; and


            (b) Instanz shall furnish to the Company such information regarding the distribution of the Covered Registrable Securities and such other information relating to Instanz and its ownership of securities of the Company as the Company may from time to time reasonably request in writing.

            (c) Notwithstanding anything contained herein to the contrary, the Company, by written notice to all holders of securities to be covered by a registration statement, given within ten (10) days following receipt by the Company of a request for a Demand Registration, may defer the filing of a registration statement pursuant to such request for up to six (6) months following the date of such request if the Company shall certify to such holders that the effect of a filing without such delay would materially adversely affect the Company, its business or its stockholders. In the event that the Company delays the filing of a registration statement pursuant to such a determination, the period during which Instanz may exercise its


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registration rights under this Agreement shall be extended by the same number of days that the Company defers the filing of the registration statement.

               (d) Instanz agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(vi) hereof, it will forthwith discontinue disposition of the Covered Registrable Securities until Instanz receives the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi) hereof and, if so directed by the Company, Instanz will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in Instanz's possession, of the prospectus relating to the sale of the Covered Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(a)(vi) hereof to and including the date when Instanz shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(vi) hereof. In the event that the Company shall not have delivered to Instanz copies of the supplemented or amended prospectus within ten (10) Business Days following the date of the notice referred to in the first sentence of this paragraph, Instanz shall have the option to discontinue the registration and sale of the Covered Registrable Securities and, if such registration is a Demand Registration, Instanz shall be entitled to an additional Demand Registration hereunder (with all Registration Expenses (as hereinafter defined) relating to such additional Demand Registration to be borne by the Company) on the same terms and conditions as would have applied to Instanz had such earlier Demand Registration not been made.

          6.   Registration Expenses

               All expenses incident to the Company's performance of or compliance with this Agreement including, without limitation (i) all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD, as may be required by rules and regulations of the NASD (other than fees required in excess of fees which would otherwise pertain in the event that Instanz is a member of the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications for the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses, messenger and delivery expenses, (ii) internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), securities acts liability insurance (if the Company elects to obtain such insurance), (iii) fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), (iv) the fees and expenses of any special experts retained by the Company in connection with such registration, (v) fees and expenses of other persons retained by the Company, and (vi) fees (up to $10,000) and expenses of counsel for the Seller (all such expenses being herein called "Registration Expenses") will be borne by the Company, provided that in no event shall Registration Expenses include any underwriting discounts or commissions attributable to the sale of the Registrable Securities or any direct out-of-pocket expenses of Instanz. Registration Expenses shall also include all fees and expenses related to the purchase of Supplemental Registration Securities pursuant to a Purchase Notice, including but not limited to the escrow arrangements related thereto.

          In the event that following effectiveness of a registration statement pursuant to which Instanz is a selling stockholder, it becomes necessary for the Company to prepare and file a supplemental prospectus or amended prospectus in order to maintain the effectiveness of such registration statement during the period referred to in Section 5(a)(ii) hereof, the Company shall pay all printing costs associated with the printing of such supplemental or amended prospectus to be distributed in connection with sales of their securities pursuant thereto.

     7.   Indemnification; Contribution

          (a) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, Instanz and any investment advisor thereof or agent therefor against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal fees and expenses whether or not a lawsuit is filed, and if filed, at all trial and appellate levels) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made) not misleading, except insofar as such losses, claims, damages arise out of or are based upon an untrue statement or omission contained in information with respect to Instanz furnished in writing to the Company by Instanz or its representative expressly for use therein. The Company also agrees to reimburse Instanz and each such investment advisor and agent for any legal or other expenses reasonably incurred by such holder or such officer, director, partner or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action to the extent that the same are not incurred in connection with the provision of the preceding sentence. The indemnity provided in this Section 7(a) will be in addition to any liability which the Company may otherwise have.

          (b) Indemnification by Instanz. In connection with any registration statement in which Instanz is a selling stockholder, Instanz agrees to indemnify, to the extent permitted by law, the Company, its directors, officers, employees and agents and each person who controls the Company (within the meaning of the Act), and any investment advisor thereof or agent therefor against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or failed to be contained in any information with respect to Instanz furnished in writing by Instanz or its representative specifically for inclusion therein. In no event shall the liability of Instanz hereunder be greater in amount than the dollar amount of the proceeds received by Instanz upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit or proceeding against such person or investigation thereof made in writing or for which such person will claim indemnification or contribution pursuant to this Agreement and, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or does not, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnifying party will not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

          (d) Contribution. If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein other than by reason of the exception in the first sentence of Section 7(a) hereof, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, shall be deemed to include, subject to the limitations set forth in
Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an indemnified holder shall not be required to contribute any amounts in excess of the amount by which the total price at which the Registrable Securities were sold by such indemnified holder and distributed to the public exceeds the amount of any damages which such indemnified holder has otherwise been required to pay be reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          In indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 7(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7(d).

          In the event that any provision of any indemnification clause in the underwriting agreement to which the Company and Instanz are parties in connection with the registration statement or prospectus in question differs from a provision in this Section 7, such provision in the underwriting agreement shall determine Instanz's rights in respect thereof.

     8.   Participation in Underwritten Registrations.

          Instanz may not participate in any underwritten registration hereunder unless it (a) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements approved by it, (b) completes and executes all questionnaires, powers of attorneys, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) agrees to pay all underwriting discounts and commissions on the Registrable Securities sold under such underwriting arrangements on the same basis as the Company or other selling stockholders participating in such underwritten offering.

     9.   Covenants; Rule 144.

          (a) The Company covenants that it will file all reports required to be filed by it under the Act and the Securities Exchange Act of 1934 and the rules and regulations adopted by the Commission thereunder (and, if it is not required to file such reports, it will deliver, no later than 30 days after the end of each fiscal quarter of the Company and 60 days after the end of each fiscal year, to the representative of the holders of Registrable Securities financial statements of the Company including balance sheets, income statements and the footnotes related thereto, which shall be audited for the end of each fiscal year); and it will take such further action as Instanz may reasonably request, all to the extent required from time to time to enable Instanz to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

          (b) As promptly as applicable after filing with the Commission of any document, the Company will deliver to Instanz a copy of such document.

     10.  Miscellaneous.

          (a) No Inconsistent Agreements. The Company will not hereafter enter into an agreement granting registration rights with respect to its securities unless (i) the registration rights are not otherwise in conflict or inconsistent with the rights of Instanz in this Agreement, and (ii) the rights of Instanz under this Agreement to register all of the Registrable Securities shall be prior to the rights of the holders under such agreement. Instanz acknowledges the Company has entered into a Prior Agreement under which certain individuals may have registration rights prior to those granted under this Agreement.

          (b) Remedies. Instanz, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action of specific performance that a remedy at law would be adequate.

          (c) Waiver. Any party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto or
(ii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party making the waiver or granting the extension. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          (d) Assignment and Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, assigns, representatives, and agents and no other person shall have any right, benefit or obligation hereunder.

          (e) Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (f) Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof.

          (g) Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supercedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

          (h) Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

            (i) Titles. The titles, captions or headings of the Articles and Sections herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

            (j) Attorney's Fees. Should any party institute any action to enforce any provision of this Agreement, including, without limitation, an action for declaratory relief, damages by reason of an alleged breach of any provision of this Agreement, equitable relief or otherwise in connection with this Agreement, or any provision hereof, the court or the arbitrator, as the case may be, shall allocate all of the attorneys' fees and costs for services rendered in such action between the parties based on their view of the merits of the parties' respective positions in the action.

            (k)   Arbitration.

                  (i) Any dispute, controversy or claim arising out of, relating to, or in connection with, this Agreement, or the breach, termination or validity thereof, except for claims for equitable, including injunctive, relief, shall be finally settled by arbitration conducted in accordance with this Section. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association (the "AAA") in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the parties. The seat of the arbitration shall be Los Angeles, California. Each party hereby irrevocably submits to the jurisdiction of the arbitrator in Los Angeles, California and waives any defense in an arbitration based upon any claim that such party is not subject personally to the jurisdiction of such arbitrator, that such arbitration is brought in an inconvenient forum or that such venue is improper.

                  (ii) The arbitration shall be conducted by one arbitrator, who shall be appointed by the AAA. The arbitrator shall have the authority only to enforce the legal and contractual rights of the parties and shall not add to, modify, disregard, or refuse to enforce any contractual provision. There shall be no pre-arbitration discovery. The parties acknowledge and agree that by entering into this Agreement they are agreeing to this arbitration provision and are waiving all rights to a trial by Jury. The arbitral award shall be in writing and shall be final and binding on the parties. The award shall include and award of costs, including the fees and costs of the arbitrators and reasonable attorneys' fees and disbursements in accordance with Section 10(j). Except upon a finding of actual fraud, intentional or knowing misrepresentation, willful and knowing omissions of material fact or willful misconduct, no such award shall include punitive damages. Judgment upon the award may be entered by any governmental authority having jurisdiction thereof or having jurisdiction over the parties or their assets.

            (l) Multiple Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            (m) Notices. Unless applicable law requires different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific Section of this Agreement which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, or if transmitted by telegraph, telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set forth below. If such notice, demand or other communication is served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by mail, service shall be conclusively deemed given seventy-two (72) hours after the deposit thereof in the United States mail. If such notice, demand or other communication is given by overnight courier, or electronic transmission, service shall be conclusively made at the time of confirmation of delivery. The addresses for the parties are as follows:

          If to the Company:

               34-36 Punt Road
               Windsor 3181
               Melbourne, Victoria
               AUSTRALIA
               Attention: Mr. Jonathan Herzog
               Telecopier No.: 011-613-9533-7900

               with a copy to:

               Jeffer, Mangels, Butler & Marmaro LLP
               2121 Avenue of the Stars, Tenth Floor
               Los Angeles, California 90067
               Attention: Barry L. Burten, Esq.
               Telecopier No.: (310) 203-0567

          If to Instanz:

               Level 9 South
               161 Collins Street
               Melbourne 3000, Victoria
               AUSTRALIA
               Attention: Helen Abeles
               Telecopier No.: 011-613-9650-3550

Any party hereto may change its address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other parties hereto.

          (n) Choice of Forum. In the event any claim, demand, action, proceeding, litigation, hearing, motion or lawsuit arising herefrom or with respect hereto may properly be commenced outside of arbitration as contemplated by Section 10(k) hereof, such proceeding shall be commenced or prosecuted in State or Federal court in the County of Los

Angeles, State of California, and each party hereby irrevocable consents to the jurisdiction of the state and federal courts in the State of California.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                    I.T. TECHNOLOGY, INC., a Delaware corporation



                    By: /s/ LEVI MOCHKIN
                       ------------------------------------

                    Name: Levi Mochkin
                       ------------------------------------


                    Title: Chief Executive Officer
                       ------------------------------------




                    INSTANZ NOMINEE PTY, LTD., an Australian corporation

                    By: /s/ HELEN ABELES
                       ------------------------------------

                    Name: Helen Abeles
                       ------------------------------------


                    Title: Director
                       ------------------------------------

                                   SCHEDULE A




None.